Related-Party Transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related-Party Transactions

NOTE 25. RELATED-PARTY TRANSACTIONS

Dominion Energy’s transactions with equity method investments are described in Note 9. Virginia Power engages in related party transactions primarily with other Dominion Energy subsidiaries (affiliates). Virginia Power’s receivable and payable balances with affiliates are settled based on contractual terms or on a monthly basis, depending on the nature of the underlying transactions. Virginia Power is included in Dominion Energy’s consolidated federal income tax return and, where applicable, combined income tax returns for Dominion Energy are filed in various states. See Note 2 for further information. A discussion of Virginia Power's significant related party transactions follows.

Virginia Power transacts with affiliates for certain quantities of natural gas and other commodities in the ordinary course of business. Virginia Power also enters into certain commodity derivative contracts with affiliates. Virginia Power uses these contracts, which are principally comprised of forward commodity purchases, to manage commodity price risks associated with purchases of natural gas. See Notes 7 and 20 for more information. At December 31, 2022, Virginia Power’s derivative assets and liabilities with affiliates were $33 million and $31 million, respectively. At December 31, 2021, Virginia Power’s derivative assets and liabilities with affiliates were $29 million and $6 million, respectively.

Virginia Power participates in certain Dominion Energy benefit plans as described in Note 22. At December 31, 2022 and 2021, Virginia Power’s amounts due to Dominion Energy associated with the Dominion Energy Pension Plan and reflected in noncurrent pension and other postretirement benefit liabilities in the Consolidated Balance Sheets were $422 million and $522 million, respectively. At December 31, 2022 and 2021, Virginia Power’s amounts due from Dominion Energy associated with the Dominion Energy Retiree Health and Welfare Plan and reflected in noncurrent pension and other postretirement benefit assets in the Consolidated Balance Sheets were $518 million and $431 million, respectively.

DES and other affiliates provide accounting, legal, finance and certain administrative and technical services to Virginia Power. In addition, Virginia Power provides certain services to affiliates, including charges for facilities and equipment usage.

The financial statements for all years presented include costs for certain general, administrative and corporate expenses assigned by DES to Virginia Power on the basis of direct and allocated methods in accordance with Virginia Power’s services agreements with DES. Where costs incurred cannot be determined by specific identification, the costs are allocated based on the proportional level of effort devoted by DES resources that is attributable to the entity, determined by reference to number of employees, salaries and wages and other similar measures for the relevant DES service. Management believes the assumptions and methodologies underlying the allocation of general corporate overhead expenses are reasonable.

Presented below are Virginia Power’s significant transactions with DES and other affiliates:

Year Ended December 31,	2022	2021	2020
(millions)
Commodity purchases from affiliates	$1,423	$742	$569
Services provided by affiliates(1)	519	494	455
Services provided to affiliates	18	18	18
(1)
Includes capitalized expenditures of $177 million, $161 million and $141 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Virginia Power has borrowed funds from Dominion Energy under short-term borrowing arrangements. In November 2022, Virginia Power amended its intercompany credit facility with Dominion Energy to increase the maximum capacity to $3.0 billion. There were $2.0 billion and $699 million in short-term demand note borrowings from Dominion Energy as of December 31, 2022 and 2021, respectively. The weighted-average interest rate of these borrowings was 4.68% and 0.26% at December 31, 2022 and 2021, respectively. Virginia Power had no outstanding borrowings, net of repayments under the Dominion Energy money pool for its nonregulated subsidiaries as of December 31, 2022 and 2021. Interest charges related to Virginia Power’s borrowings from Dominion Energy were $15 million for the year ended December 31, 2022 and $1 million for both the years ended December 31, 2021 and 2020.

There were no issuances of Virginia Power’s common stock to Dominion Energy in 2022, 2021 or 2020.

In January 2023, Virginia Power entered into a lease contract with an affiliated entity for the use of a Jones Act compliant offshore wind installation vessel currently under development with commencement of the 20-month lease term in August 2025 at a total cost of approximately $240 million plus ancillary services.